                                ORTHOMETRIX, INC.
                                -----------------
                            FORM 10-QSB JUNE 30, 2003
                            -------------------------


                                                                      Exhibit 31

                                 CERTIFICATIONS


       I, Reynald Bonmati, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Orthometrix, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

       a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries is made known to us by others within these entities, particularly during the period in which this quarterly report is being prepared:

       b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

       c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has matierally affected, or is reasonably likely to materially affect, the registrant's internal control over financing and reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

       a) all significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely effect the registrant's ability to record, process, summarize and report financial information; and

                                ORTHOMETRIX, INC.
                                -----------------
                            FORM 10-QSB JUNE 30, 2003
                            -------------------------


       b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.







Date: August 8, 2003                         /s/ Reynald Bonmati
                                             -------------------------------
                                             Reynald Bonmati
                                             President
                                             (Chief Executive Officer)

                                ORTHOMETRIX, INC.
                                -----------------
                            FORM 10-QSB JUNE 30, 2003
                            -------------------------


                                 CERTIFICATIONS


       I,   Neil H. Koenig, certify that:


1. I have reviewed this quarterly report on Form 10-QSB of Orthometrix, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

       a) designed such disclosure controls and procedures, or cause such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including consolidated subsidiaries is made known to us, by others within these entities particularly during the period in which this quarterly report is being prepared

       b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

       c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financing and reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

       a) all significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely effect the registrant's ability to record, process, summarize and report financial information; and

                                ORTHOMETRIX, INC.
                                -----------------
                            FORM 10-QSB JUNE 30, 2003
                            -------------------------


       b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date: August 8, 2003                          /s/ Neil H. Koenig
                                              ------------------------------
                                              Neil H. Koenig
                                              Chief Financial Officer